FIFTH THIRD BANCORP BANK

PLEDGE AGREEMENT

(SECURITIES)

This PLEDGE AGREEMENT (Securities) (“Agreement”) made as of September 22, 2003 by and between GREAT LAKES BANCORP INC., a Delaware corporation with principal place of business located at 2421 Main Street, Buffalo, New York 14214 (the “Pledgor”), and FIFTH THIRD BANK, an Ohio banking corporation, for itself and as agent for any affiliate of Fifth Third Bancorp (“Pledgee”). Pledgor and Pledgee hereby agree as follows:

WHEREAS, Pledgor is indebted to Pledgee pursuant to the Term Note, dated as of September 22, 2003, executed by Pledgor and made payable to the order of Pledgee, in the original principal amount of Five Million Dollars ($5,000,000.00) (the “Note”), and all agreements, instruments and documents executed or delivered in connection with the foregoing or otherwise related thereto (collectively, together with any amendments, modifications, or restatements thereto, the “Loan Documents”).

1.     Pledge. (a) Pledgor pledges, mortgages, assigns, transfers, delivers, deposits, sets over and confirms as a first priority security interest to Pledgee and its successors and assigns, for itself and as agent for any affiliate of Fifth Third Bancorp, all of Pledgor’s right, title and interest in and to 100% of the capital stock in all of Pledgor’s subsidiaries, as set forth on attached Exhibit A, and all income, dividends and other distributions thereon and the proceeds thereof (collectively, the “Interest”), as collateral security for payment and performance by Pledgor of the following (collectively, the “Obligations”): all loans, advances, indebtedness and each and every other obligation or liability of Pledgor owed to Pledgee under the terms of the Note, whether now existing or hereafter arising, absolute or contingent, liquidated or unliquidated, matured or unmatured, whether or not secured by additional collateral, and including but not limited to all liabilities, obligations and indebtedness arising under the Loan Documents, all obligations to perform or forbear from performing acts, any and all Rate Management Obligations (as defined in the Loan Documents), and all agreements, instruments and documents evidencing, guarantying, securing or otherwise executed in connection with any of the foregoing, together with any amendments, modifications, and restatements thereof, and all expenses and attorneys’ fees incurred by Pledgee under this Agreement or any other document, instrument or agreement related to any of the foregoing.

         (a)     All income, dividends and distributions (in the form of cash, property, stock or other securities) arising out of the Interest and the proceeds thereof (collectively “Distributions”) shall immediately become subject to the lien and security interest of this Agreement and, upon acquisition of any Distributions, Pledgor agrees to deliver to Pledgee all documents, certificates and instruments evidencing the Distributions and any additional documentation requested by Pledgee to perfect and protect Pledgee’s interest therein.

         (b)     All physical certificates (if any) evidencing the Interest are herewith delivered to the Pledgee accompanied by assignments executed in blank.

2.      Representations and Warranties. Pledgor represents and warrants to Pledgee that:

         (a)     Pledgor is the sole holder of record and sole beneficial owner of the Interest, free and clear of any security interest, pledge, or other lien or encumbrance (collectively “Lien”) except as set forth on attached Exhibit B (“Permitted Liens”);

         (b)     Pledgor has the right and requisite authority to pledge, mortgage, assign, transfer, deliver, deposit, set over and confirm the Interest to Pledgee as provided herein;

         (c)     Pledgor has obtained all necessary consents, approvals, authorizations or orders of any person, corporation, partnership, trust, governmental entity, or other entity required for the execution and delivery of this Agreement or the delivery of the Interest to Pledgee as provided herein; and

         (d)     there are no restrictions on the transfer of the Interest except as set forth on the face of any certificate evidencing the Interest.

     The representations and warranties set forth in this Section shall survive the execution and delivery of this Agreement.

3.      Covenants. Pledgor covenants and agrees that until payment in full of all of the Obligations

         (a)     Pledgee shall be entitled to all Distributions. Until paid, all rights to such Distributions shall remain subject to the lien and security interest of this Agreement. In the event that Pledgor receives any Distribution, Pledgor shall notify Pledgee thereof, hold such Distribution in trust for the benefit of Pledgee and, if requested by Pledgee, shall immediately deliver such Distribution in the form received by Pledgor. In the event that the Distribution is in the form of a check or other instrument, Pledgor shall provide Pledgee with all necessary endorsements thereon;

         (b)     Without the prior written consent of Pledgee, Pledgor shall not attempt to or further sell, assign, transfer, mortgage, pledge or otherwise further encumber any of Pledgor’s rights in or to the Interest or any unpaid Distributions or grant a Lien therein to any other party; and

         (c)     Pledgor shall, at Pledgor’s expense, obtain, execute, acknowledge and deliver all such instruments and take all such action necessary (or as Pledgee may from time to time request) in order to ensure Pledgee shall have and retain the benefits of the first priority lien and security interest in the Interest.

4.      Default. Each of the following shall be an Event of Default hereunder (herein “Events of Default”):

         (a)     An event of default occurs under the Note or any other agreement, instrument or document evidencing, guarantying, securing or otherwise executed or delivered in connection with any of the Obligations, as “Event of Default” shall be defined therein.

         (b)     Any representation or warranty of Pledgor set forth in this Agreement shall be materially inaccurate or misleading, or, shall become materially inaccurate or misleading after the date of this Agreement and such representation or warranty remains uncured for a period of ten (10) days after the earlier of (a) receipt of written notice from the Lender of a breach of this provision, or (b) actual knowledge of a breach of this provision.

         (c)     Pledgor shall fail to observe or perform any covenant or condition required in this Agreement or Pledgor shall otherwise default in the observance or performance of any covenant or agreement set forth in any of the foregoing for a period of thirty (30) days after the earlier of (a) receipt of written notice from the Lender of a breach of this provision, or (b) actual knowledge of a breach of this provision.

5.      Remedies.

         (a)     After the occurrence of an Event of Default (as defined in Section 4 hereof), Pledgee is hereby authorized and empowered, at its election, to transfer and register in its name or in the name of its nominee the whole or any part of the Interest, to exercise the voting rights with respect thereto, to collect and receive all Distributions made thereon, to sell in one or more sales without notice if the Interest is of a type customarily sold on a recognized market or after ten (10) days’ notice (which notice Pledgor hereby agrees is commercially reasonable) but without any previous notice or advertisement, the whole or any part of the Interest and to otherwise act with respect to the Interest as though Pledgee was the outright owner thereof, Pledgor hereby irrevocably constituting and appointing Pledgee as the proxy and attorney-in-fact of Pledgor; provided, however, the Pledgee shall not have any duty to exercise any such right or to preserve the same and shall not be liable for any failure to do so or for any delay in doing so. Any sale may be either for cash or upon credit or for future delivery at such price as Pledgee may deem fair, and Pledgee may be the purchaser of the whole or any part of the Interest so sold and hold the same thereafter in its own right free from any claim of the Pledgor or any right of redemption. Each sale shall be made to the highest bidder, but Pledgee may reject any bid at such sale which, in its sole discretion, it shall deem inadequate. Demands of performance, except as otherwise herein specifically provided for, notices of sale, advertisements and the presence of property at sale are hereby waived and any sale hereunder may be conducted by an auctioneer or by any officer or agent of Pledgee.

         (b)     If, at the original time or times appointed for the sale of the whole or any part of the Interest, the highest bid, if there be but one sale, shall be inadequate to discharge in full all the Obligations, or if the Interest be offered for sale in lots, if at any of such sales, the highest bid for the lot offered for sale would indicate to Pledgee, in its discretion, the likelihood that the proceeds of the sales of all of the Interest shall be insufficient to discharge all the Obligations, the Pledgee may, on one or more occasions, postpone any of said sales by public announcement at the time of sale or the time of previous postponement of sale, and no other notice of such postponement or postponements of sale need be given, any other notice being hereby waived; provided, however, that any sale or sales made after such postponement shall be after any time periods, if any, specified in Clause (a) of this Section. The Pledgee shall be authorized at any sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who represent and agree that they are purchasing the Interest for their own account in compliance with Regulation D of the Securities Act of 1933 or any other applicable exemption under the Act.

         (c)     In the event of any sale(s) hereunder, Pledgee shall, after deducting all costs or expenses of every kind (including, to the full extent permitted by law, attorneys’ fees and disbursements) for care, safekeeping, collection, sale, delivery or otherwise, apply the residue of the proceeds of the sale(s) to the payment or reduction, either in whole or in part, of the Obligations returning the surplus, if any, to Pledgor.

         (d)     Pledgor agrees that it shall not at any time plead, claim or take the benefit of any appraisal, valuation, stay, extension, moratorium or redemption law now or hereafter in force in order to prevent or delay the enforcement of this Agreement, or the absolute sale or transfer to Pledgee of the whole or any part of the Interest or the possession thereof by any purchaser at any sale hereunder, and Pledgor waives the benefit of all such laws. Pledgor agrees that it shall not interfere with any right, power and remedy of Pledgee provided for in this Agreement or now or hereafter existing at law or in equity or by statute or otherwise, or the exercise or beginning of the exercise by Pledgee of any one or more of such rights, powers or remedies. No failure or delay on the part of Pledgee to exercise any such rights, power or remedy and no notice or demand which may be given to or made upon Pledgor by Pledgee with respect to any such remedies shall operate as a waiver hereof, or limit or impair Pledgee’s right to take any action or to exercise any power or remedy hereunder, without notice or demand, or prejudice its rights as against Pledgor in any respect. No waiver of any Event of Default shall be deemed to be a waiver of any subsequent Event of Default.

         (e)     Upon the occurrence and until the waiver of an Event of Default, Pledgee may declare without notice to Pledgor or Borrower any note and all of the Obligations to become due and payable in its aggregate amount; provided that the Obligations shall be accelerated automatically and immediately if the Event of Default is a filing under the Bankruptcy Code. Pledgee may resort to the rights and remedies of a secured party under the Uniform Commercial Code as adopted under the laws of the jurisdiction governing this Agreement.

6.     Waiver. No delay on Pledgee’s part in exercising any power of sale, lien, option or other right hereunder, and no notice or demand which may be given to or made upon Pledgor by Pledgee with respect to any power of sale, lien, option or other right hereunder, shall constitute a waiver thereof, or limit or impair Pledgee’s right to take any action or to exercise any power of sale, lien option, or any other right hereunder without notice or demand, or prejudice Pledgee’s rights as against Pledgor in any respect. This Agreement shall not, in any manner, be construed as a compromise of any Obligations except to the extent that a Distribution is applied to reduce the Obligations and then only to the extent and in the amount of such Distribution actually received by Pledgee. This is an absolute, unconditional and continuing pledge and shall remain in full force and effect until the Obligations have been fully paid to the Pledgee. This pledge shall extend to and cover renewals of the Obligations and any number of extensions of time for payment thereof and shall not be affected by any surrender, exchange, acceptance or release by the Pledgee of any other pledge or any security held by it for any of the Obligations. Notice of acceptance of this pledge, notice of extensions of credit from time to time, notice of default, diligence, presentment, protest, demand for payment, notice of demand or protest, and any defense based upon a failure of Pledgee to comply with the notice requirements of the applicable version of Uniform Commercial Code Section 9-611 are hereby waived. Pledgee, at any time and from time to time, without the consent of Pledgor, may change the manner, place or terms of payment of or interest rates on, or change or extend the time of payment of, or renew or alter, any of the Obligations, without impairing or releasing the liabilities of Pledgor hereunder. Pledgee in its sole discretion may determine the reasonableness of the period which may elapse prior to the making of demand for any payment upon any guarantor and it need not pursue any of its remedies against any other party before having recourse against Pledgor under this pledge.

7.     Indemnification. Pledgor agrees to indemnify and hold the Pledgee harmless from and against any taxes, liabilities, claims and damages, including reasonable attorney’s fees and disbursements, and other expenses incurred or arising by reason of the taking or the failure to take action by Pledgee, in good faith, under this Agreement and in respect of any transactions effected in connection with this Agreement, including without limitation, any taxes payable in connection with the delivery or registration of the Interest as provided herein. The obligations of Pledgor under this Section shall survive the termination of this Agreement.

8.     Miscellaneous. This Agreement shall be binding upon Pledgor and Pledgor’s heirs, administrators, successors and assigns, and shall inure to the benefit of, and be enforceable by, the Pledgee and its successors, transferees and assigns. None of the terms or provisions of this Agreement may be waived, altered, modified or amended except in writing duly signed for and on behalf of the Pledgee and the Pledgor. This Agreement may be executed in any number of counterparts, which counterparts shall, collectively and separately, constitute one agreement. If any term or provision set forth in this Agreement shall be deemed invalid or unenforceable, the remainder of this Agreement, other than such provisions held invalid or unenforceable, shall be construed in all respects as if such invalid or unenforceable term or provision were omitted.

9.     Notices. Any notices under or pursuant to this Agreement shall be deemed duly sent when delivered by facsimile transmission, with electronic confirmation of delivery, or when mailed by overnight courier service, with the signature of the recipient upon delivery, addressed as follows:

(a)	If to Pledgee, at:	Fifth Third Bank
38 Fountain Square Plaza
Cincinnati, Ohio 45263
Attention: Commercial Loan Department
Facsimile Number: (513) 579-5226

(b)	If to Pledgor, at:	Great Lakes Bancorp, Inc.
2421 Main Street
Buffalo, New York 14214
Attention: President
Facsimile Number: (716) 842-0843

10.     Governing Law. All acts and transactions hereunder and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the domestic laws of the State of Ohio. PLEDGEE AND PLEDGOR HEREBY WAIVE THE RIGHT TO TRIAL BY JURY OF ANY MATTERS ARISING OUT OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be duly executed as of the 22th day of September, 2003.

PLEDGOR:
GREAT LAKES BANCORP, INC.
By:
Its:

PLEDGEE:
FIFTH THIRD BANK
By:
Its:

STATE OF NEW YORK	)
	)	ss:
COUNTY OF ERIE	)

The foregoing instrument was acknowledged before me this _______day of September, 2003 by (name) ____________________, the (title) ____________________of GREAT LAKES BANCORP, INC., a Delaware corporation, on behalf of said corporation.

                                                                            ____________________________________
                                                                            Notary Public

STATE OF NEW YORK	)
	)	ss:
COUNTY OF ERIE	)

The foregoing instrument was acknowledged before me this _______day of September, 2003 by (name)
____________________, the (title) ____________________of FIFTH THIRD BANK, an Ohio banking corporation, on behalf of said banking corporation.

                                                                            ____________________________________
                                                                            Notary Public

EXHIBIT A

COLLATERAL LISTING

1.      List all securities (certificated or not) specifically subject to this Agreement.

ISSUER	TYPE	AMOUNT	SHARE OR REGISTRATION NO.
Greater Buffalo Savings Bank	Common	100%

2.     All investment property, all securities (whether certificated or not), securities entitlements, securities accounts commodity contracts and commodities accounts, and all other items now or hereafter included in the definition of “Investment Property” under the Uniform Commercial Code as adopted in the state of residence or organization of the Pledgor.

EXHIBIT B

PERMITTED ENCUMBRANCES

List all securities (certificated or not) subject to Liens as of the date of this Agreement.

ISSUER	TYPE	AMOUNT	SECURED PARTY
None